Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear, Inc. Announces Third Quarter 2018 Financial Results

Third Quarter 2018 Net Revenue of $85.0 million
and GAAP and Non-GAAP Gross Margins of 51.6% and 62.5%
Carlsbad, Calif. – October 30, 2018 – MaxLinear, Inc. (NYSE: MXL), a leading provider of radio frequency (RF), analog and mixed-signal integrated circuits for the connected home, wired and wireless infrastructure, and industrial and multimarket applications, today announced financial results for the third quarter ended September 30, 2018.
Third Quarter 2018 Business Highlights

•	Announced industry's first 100 Gbps transceiver with integrated driver.

•	Announced support for 400 Gbps breakout mode clocking in MxL 9354x products.

•	MxL213C with Full Spectrum Capture was selected by Inspur Group for its next generation of smart cable gateway set-top boxes.

•	Announced collaboration with ZINWELL for outdoor-to-indoor solution for 5G millimeter wave fixed wireless access.

•	G.hn Wave-2 chipset was selected by TRIAX to enable enterprise-grade Wi-Fi networking products.

•	MxL3710 MoCA Access 2.5 networking IC used by InCoax Networks to develop the world's first multi-gigabit coaxial-based access solution.
Third Quarter Financial Highlights
GAAP basis:

•	Net revenue was $85.0 million, down 16% sequentially and down 25% year-on-year.

•	GAAP gross margin was 51.6%, compared to 55.5% in the prior quarter, and 45.6% in the year-ago quarter.

•
GAAP operating expenses were $56.4 million in the third quarter 2018, or 66% of revenue, compared to $56.6 million or 56% of revenue in the prior quarter, and $62.5 million or 55% of revenue in the year-ago quarter.

•	GAAP loss from operations was 15% of revenue, compared to loss from operations of 0% in the prior quarter, and loss from operations of 9% in the year-ago quarter.

•	Net cash flow provided by operating activities of $30.7 million, compared to $35.8 million in the prior quarter and $37.7 million in the year-ago quarter.

•	GAAP net loss was $13.9 million, compared to net loss of $14.4 million in the prior quarter, and net loss of $9.2 million in the year-ago quarter.

•	GAAP diluted loss per share was $0.20, compared to diluted loss per share of $0.21 in the prior quarter, and diluted loss per share of $0.14 in the year-ago quarter.
Non-GAAP basis:

•	Non-GAAP gross margin was 62.5%. This compares to 64.6% in the prior quarter, and 62.5% in the year-ago quarter.

•	Non-GAAP operating expenses were $35.6 million, or 42% of revenue, compared to $37.1 million or 37% of revenue in the prior quarter, and $37.9 million and 33% of revenue in the year-ago quarter.

•	Non-GAAP income from operations was 21% of revenue, compared to 28% in the prior quarter, and 29% in the year-ago quarter.

•	Non-GAAP net income was $13.2 million, compared to $23.7 million in the prior quarter, and $27.1 million in the year-ago quarter.

•	Non-GAAP diluted earnings per share was $0.19, compared to $0.34 in the prior quarter, and $0.39 in the year-ago quarter.

Management Commentary
“We delivered strong profitability despite the lower revenue run rate we guided to in Q3. We executed solidly towards expanding our pipeline of new products and customer design-wins that will drive strong future revenue growth in the large and rapidly transforming wired and wireless network infrastructure markets,” commented Kishore Seendripu, Ph.D., Chairman and CEO. “While the transition to our new cable broadband DOCSIS data standard product has been slow, we continue to believe that the second half of 2018 represents the trough of our DOCSIS and Connected Home businesses. We are beginning to see a resumption of growth in our cable business starting in Q4. Our continued strong profitability, progress in our target infrastructure markets, and the steady performance of our high-performance analog business together provide us confidence in our forward outlook,” continued Dr. Seendripu.

Fourth Quarter 2018 Business Outlook
The Company expects revenue in the fourth quarter to be in the range of $85 million to $89 million, and also estimates the following:

•	GAAP and non-GAAP gross margin of approximately 52.5% and 63.0%, respectively.

•	GAAP and non-GAAP operating expenses of approximately $56.0 million and $37.25 million, respectively.

Webcast and Conference Call
MaxLinear will host its third quarter financial results conference call today, October 30, 2018 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-877-407-3109 / International: 1-201-493-6798. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at http://investors.maxlinear.com, and will be archived and available after the call at http://investors.maxlinear.com until November 13, 2018. A replay of the conference call will also be available until November 13, 2018 by dialing US toll free: 1-877-660-6853 / International: 1-201-612-7415 and Conference ID#: 13653123.

Cautionary Note Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance (including our current guidance for fourth quarter 2018 revenue, gross margins, and operating expense and statements concerning expectations of potential developments in our target markets, including management’s views with respect to trends in our DOCSIS and Connected Home markets. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. Risks and uncertainties affecting our business and future operating results include, without limitation, intense competition in our industry; our dependence on a limited number of customers for a substantial portion of our revenues; uncertainties concerning how end user markets for our products will develop, including in particular new markets we are entering but also existing markets such as cable; potential uncertainties arising from continued consolidation among cable television and satellite operators in our target markets and continued consolidation among competitors within the semiconductor industry generally; our ability to develop and introduce new and enhanced products on a timely basis and achieve market acceptance of those products, particularly as we seek to expand outside of our historic markets; potential decreases in average selling prices for our products; risks relating to intellectual property protection and the prevalence of intellectual property litigation in our industry; the impact on our financial condition of the indebtedness arising from the Exar transaction; our reliance on a limited number of third party manufacturers; and our lack of long-term supply contracts and dependence on limited sources of supply. In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 20, 2018, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, and our Current Reports on Form 8-K, as well as the information to be set forth under the caption “Risk Factors” in MaxLinear’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, which we expect to file shortly. All forward-looking statements are based on the estimates, projections and assumptions of management as of October 30, 2018, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Measures
To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP gross margin, operating expenses, operating expenses as a percentage of revenue, income from operations as a percentage of revenue, net income, and diluted earnings per share. These supplemental measures exclude the effects of (i) stock-based compensation expense; (ii) accruals related to our performance based bonus plan for 2018, which we currently intend to settle in shares of our common stock in 2019; (iii) accruals related to our performance based bonus plan for 2017, which we settled in shares of our common stock in 2018; (iv) amortization of purchased intangible assets and inventory step up; (v) depreciation of fixed assets step-up; (vi) acquisition and integration costs related to 2017 acquisitions; (vii) professional fees and settlement costs related to our previously disclosed IP and commercial litigation matters; (viii) impairment losses on acquired intangible assets; (ix) severance and other restructuring charges; and (x) non-cash income tax benefits and expenses and effects of the Tax Act. These non-GAAP measures are not in accordance with and do not serve as an alternative for GAAP. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.
We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.
The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:
Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear.

Bonuses under our executive and non-executive bonus programs have been excluded from our non-GAAP net income for all periods reported. Bonus payments for the 2017 performance periods were settled through the issuance of shares of common stock under our equity incentive plans in February 2018. We currently expect that bonus awards under our fiscal 2018 program will be settled in common stock in the first quarter of fiscal 2019. While we include the dilutive impact of equity awards in weighted average shares outstanding, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income.
Expenses incurred in relation to acquisitions include amortization of purchased intangible assets and step-up of inventory to fair value, depreciation of step-up of property and equipment to fair value, and acquisition and integration costs primarily consisting of professional and consulting fees.
Restructuring charges incurred are related to our restructuring plans which address issues primarily relating to the integration of the Company and acquired businesses or internal operations and primarily include severance and restructuring costs related to exiting certain facilities.
Expenses incurred in relation to our intellectual property and commercial litigation include professional fees incurred.
Income tax benefits and expense adjustments are those that do not affect cash income taxes payable. Effects of the Tax Act were excluded from Non-GAAP income taxes.
Reconciliations of non-GAAP measures for the historic periods disclosed in this press release appear below. Because of the inherent uncertainty associated with our ability to project future charges, particularly related to stock-based compensation and its related tax effects as well as potential impairments, we have not provided a reconciliation for non-GAAP guidance provided for the fourth quarter 2018.
About MaxLinear, Inc.
MaxLinear, Inc. (NYSE:MXL) is a leading provider of radio frequency (RF), analog and mixed-signal integrated circuits for the connected home, wired and wireless infrastructure, and industrial and multimarket applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.
MXL and the MaxLinear Logo are trademarks of MaxLinear, Inc. Other trademarks appearing herein are the property of their respective owners.
MaxLinear, Inc. Investor Relations Contact:
Steven Litchfield
Tel: 949-333-0080
slitchfield@maxlinear.com

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	September 30, 2018	June 30, 2018	September 30, 2017
Net revenue	$85,010	$101,533	$113,581
Cost of net revenue	41,134	45,203	61,739
Gross profit	43,876	56,330	51,842
Operating expenses:
Research and development	29,047	30,211	29,270
Selling, general and administrative	24,963	24,501	29,037
Impairment losses	2,198	—	2,000
Restructuring charges	236	1,865	2,178
Total operating expenses	56,444	56,577	62,485
Loss from operations	(12,568)	(247)	(10,643)
Interest income	17	19	1
Interest expense	(3,473)	(3,694)	(4,133)
Other income (expense), net	39	725	(668)
Total interest and other income (expense), net	(3,417)	(2,950)	(4,800)
Loss before income taxes	(15,985)	(3,197)	(15,443)
Income tax provision (benefit)	(2,050)	11,225	(6,276)
Net loss	$(13,935)	$(14,422)	$(9,167)
Net loss per share:
Basic	$(0.20)	$(0.21)	$(0.14)
Diluted	$(0.20)	$(0.21)	$(0.14)
Shares used to compute net loss per share:
Basic	68,742	68,335	66,712
Diluted	68,742	68,335	66,712

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2018	September 30, 2017
Net revenue	$297,370	$306,597
Cost of net revenue	134,496	150,727
Gross profit	162,874	155,870
Operating expenses:
Research and development	90,379	82,163
Selling, general and administrative	76,581	78,988
Impairment losses	2,198	2,000
Restructuring charges	2,101	8,724
Total operating expenses	171,259	171,875
Loss from operations	(8,385)	(16,005)
Interest income	54	260
Interest expense	(11,061)	(6,334)
Other income (expense), net	193	(1,430)
Total interest and other income (expense), net	(10,814)	(7,504)
Loss before income taxes	(19,199)	(23,509)
Income tax provision (benefit)	7,311	(33,770)
Net income (loss)	$(26,510)	$10,261
Net income (loss) per share:
Basic	$(0.39)	$0.16
Diluted	$(0.39)	$0.15
Shares used to compute net income (loss) per share:
Basic	68,256	65,950
Diluted	68,256	69,491

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	September 30, 2018	June 30, 2018	September 30, 2017
Operating Activities
Net loss	$(13,935)	$(14,422)	$(9,167)
Adjustments to reconcile net loss to cash provided by operating activities:
Amortization and depreciation	19,767	20,051	21,342
Impairment losses	2,198	—	2,000
Provision for losses on accounts receivable	—	—	46
Amortization of inventory step-up	—	—	10,207
Amortization of debt issuance costs and discount	287	287	301
Stock-based compensation	7,940	7,309	7,796
Deferred income taxes	304	(1,289)	(1,163)
Loss on disposal of property and equipment	—	—	286
(Gain) loss on foreign currency	(184)	(828)	733
Excess tax benefits on stock-based awards	(93)	(318)	(841)
Impairment of leasehold improvements	—	700	—
Changes in operating assets and liabilities:
Accounts receivable	25,016	6,979	7,063
Inventory	2,581	1,420	5,060
Prepaid expenses and other assets	712	2,213	2,374
Accounts payable, accrued expenses and other current liabilities	(10,606)	11,540	(17,453)
Accrued compensation	2,671	1,401	1,498
Deferred revenue and deferred profit	—	—	3,907
Accrued price protection liability	(5,662)	(132)	3,606
Other long-term liabilities	(275)	913	144
Net cash provided by operating activities	30,721	35,824	37,739

Investing Activities
Purchases of property and equipment	(1,609)	(2,423)	(2,500)
Purchases of intangible assets	—	—	(53)
Net cash used in investing activities	(1,609)	(2,423)	(2,553)

Financing Activities
Repayment of debt	(35,000)	(18,000)	(50,000)
Net proceeds from issuance of common stock	91	3,036	1,074
Minimum tax withholding paid on behalf of employees for restricted stock units	(1,178)	(1,448)	(1,426)
Net cash used in financing activities	(36,087)	(16,412)	(50,352)
Effect of exchange rate changes on cash and cash equivalents	103	793	(829)
Increase (decrease) in cash, cash equivalents and restricted cash	(6,872)	17,782	(15,995)
Cash, cash equivalents and restricted cash at beginning of period	75,115	57,333	90,091
Cash, cash equivalents and restricted cash at end of period	$68,243	$75,115	$74,096

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended
	September 30, 2018	September 30, 2017
Operating Activities
Net income (loss)	$(26,510)	$10,261
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Amortization and depreciation	59,902	46,502
Impairment losses	2,198	2,000
Provision for losses on accounts receivable	—	133
Accretion of investment discount	—	(60)
Amortization of inventory step-up	—	15,842
Amortization of debt issuance costs and discount	861	476
Stock-based compensation	23,722	24,898
Deferred income taxes	(3,317)	(48,417)
Loss on disposal of property and equipment	—	201
Loss on sale of available-for-sale securities	—	38
(Gain) loss on foreign currency	(541)	1,415
Excess tax benefits on stock-based awards	(1,208)	(6,598)
Impairment of leasehold improvements	700	—
Changes in operating assets and liabilities:
Accounts receivable	7,462	(13,869)
Inventory	11,677	(2,331)
Prepaid expenses and other assets	3,928	1,696
Accounts payable, accrued expenses and other current liabilities	513	576
Accrued compensation	6,574	216
Deferred revenue and deferred profit	(138)	11,233
Accrued price protection liability	(7,153)	13,053
Other long-term liabilities	(154)	(3,944)
Net cash provided by operating activities	78,516	53,321

Investing Activities
Purchases of property and equipment	(6,413)	(4,398)
Purchases of intangible assets	—	(5,378)
Cash used in acquisition, net of cash acquired	—	(473,304)
Purchases of available-for-sale securities	—	(30,577)
Maturities of available-for-sale securities	—	84,546
Net cash used in investing activities	(6,413)	(429,111)

Financing Activities
Net proceeds from issuance of debt	—	416,846
Repayment of debt	(78,000)	(50,000)
Repurchases of common stock	—	(334)
Net proceeds from issuance of common stock	4,107	9,092
Minimum tax withholding paid on behalf of employees for restricted stock units	(5,017)	(9,825)
Net cash provided by (used in) financing activities	(78,910)	365,779
Effect of exchange rate changes on cash and cash equivalents	638	1,211
Decrease in cash, cash equivalents and restricted cash	(6,169)	(8,800)
Cash, cash equivalents and restricted cash at beginning of period	74,412	82,896
Cash, cash equivalents and restricted cash at end of period	$68,243	$74,096

MAXLINEAR, INC.
UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2018	June 30, 2018	September 30, 2017
Assets
Current assets:
Cash and cash equivalents	$67,185	$74,059	$71,576
Short-term restricted cash	349	345	615
Accounts receivable, net	58,633	83,648	75,618
Inventory	41,757	44,338	63,692
Prepaid expenses and other current assets	6,329	7,305	7,917
Total current assets	174,253	209,695	219,418
Long-term restricted cash	709	711	1,905
Property and equipment, net	19,413	20,886	23,336
Intangible assets, net	261,813	281,017	332,409
Goodwill	238,330	238,330	239,673
Deferred tax assets	42,691	42,995	53,985
Other long-term assets	4,935	4,732	6,288
Total assets	$742,144	$798,366	$877,014

Liabilities and stockholders’ equity
Current liabilities	$66,464	$80,160	$98,381
Long-term debt	270,470	305,183	367,322
Other long-term liabilities	12,816	13,102	14,663
Total stockholders’ equity	392,394	399,921	396,648
Total liabilities and stockholders’ equity	$742,144	$798,366	$877,014

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Three Months Ended
	September 30, 2018	June 30, 2018	September 30, 2017
GAAP gross profit	$43,876	$56,330	$51,842
Stock-based compensation	131	120	93
Performance based equity	53	47	34
Amortization of inventory step-up	—	—	10,207
Amortization of purchased intangible assets	8,969	8,968	7,907
Depreciation of fixed asset step-up	95	96	113
Deferred profit eliminated in purchase price accounting	—	—	810
Non-GAAP gross profit	53,124	65,561	71,006

GAAP R&D expenses	29,047	30,211	29,270
Stock-based compensation	(4,726)	(4,454)	(4,337)
Performance based equity	(1,517)	(1,297)	(961)
Amortization of purchased intangible assets	—	—	(96)
Depreciation of fixed asset step-up	(321)	(324)	(561)
Non-GAAP R&D expenses	22,483	24,136	23,315

GAAP SG&A expenses	24,963	24,501	29,037
Stock-based compensation	(3,070)	(2,735)	(2,965)
Performance based equity	(785)	(730)	(517)
Amortization of purchased intangible assets	(7,994)	(7,994)	(9,924)
Depreciation of fixed asset step-up	(12)	(12)	(30)
Acquisition and integration costs	—	—	(1,005)
IP litigation costs, net	(19)	(19)	(4)
Non-GAAP SG&A expenses	13,083	13,011	14,592

GAAP impairment losses	2,198	—	2,000
Impairment losses	(2,198)	—	(2,000)
Non-GAAP impairment losses	—	—	—

GAAP restructuring expenses	236	1,865	2,178
Restructuring charges	(236)	(1,865)	(2,178)
Non-GAAP restructuring expenses	—	—	—

GAAP loss from operations	(12,568)	(247)	(10,643)
Total non-GAAP adjustments	30,126	28,661	43,742
Non-GAAP income from operations	17,558	28,414	33,099

GAAP and non-GAAP interest and other income (expense), net	(3,417)	(2,950)	(4,800)

GAAP loss before income taxes	(15,985)	(3,197)	(15,443)
Total non-GAAP adjustments	30,126	28,661	43,742
Non-GAAP income before income taxes	14,141	25,464	28,299

GAAP income tax provision (benefit)	(2,050)	11,225	(6,276)
Adjustment for non-cash tax benefits/expenses	3,040	(9,443)	7,476
Non-GAAP income tax provision	990	1,782	1,200

GAAP net loss	(13,935)	(14,422)	(9,167)
Total non-GAAP adjustments before income taxes	30,126	28,661	43,742
Less: total tax adjustments	3,040	(9,443)	7,476
Non-GAAP net income	$13,151	$23,682	$27,099

Shares used in computing non-GAAP basic net income per share	68,742	68,335	66,712
Shares used in computing non-GAAP diluted net income per share	70,634	70,473	69,668
Non-GAAP basic net income per share	$0.19	$0.35	$0.41
Non-GAAP diluted net income per share	$0.19	$0.34	$0.39

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2018	September 30, 2017
GAAP gross profit	$162,874	$155,870
Stock-based compensation	357	231
Performance based equity	178	104
Amortization of inventory step-up	—	15,842
Amortization of purchased intangible assets	26,906	16,851
Depreciation of fixed asset step-up	303	225
Deferred profit eliminated in purchase price accounting	—	4,682
Non-GAAP gross profit	190,618	193,805

GAAP R&D expenses	90,379	82,163
Stock-based compensation	(13,554)	(11,841)
Performance based equity	(3,954)	(2,970)
Amortization of purchased intangible assets	—	(289)
Depreciation of fixed asset step-up	(974)	(1,321)
Non-GAAP R&D expenses	71,897	65,742

GAAP SG&A expenses	76,581	78,988
Stock-based compensation	(9,798)	(7,911)
Performance based equity	(2,564)	(1,577)
Amortization of purchased intangible assets	(23,982)	(20,067)
Depreciation of fixed asset step-up	(34)	(86)
Acquisition and integration costs	—	(10,008)
IP litigation costs, net	(80)	(234)
Non-GAAP SG&A expenses	40,123	39,105

GAAP impairment losses	2,198	2,000
Impairment losses	(2,198)	(2,000)
Non-GAAP impairment losses	—	—

GAAP restructuring expenses	2,101	8,724
Restructuring charges	(2,101)	(8,724)
Non-GAAP restructuring expenses	—	—

GAAP loss from operations	(8,385)	(16,005)
Total non-GAAP adjustments	86,983	104,963
Non-GAAP income from operations	78,598	88,958

GAAP and non-GAAP interest and other expense, net	(10,814)	(7,504)

GAAP loss before income taxes	(19,199)	(23,509)
Total non-GAAP adjustments	86,983	104,963
Non-GAAP income before income taxes	67,784	81,454

GAAP income tax provision (benefit)	7,311	(33,770)
Adjustment for non-cash tax benefits/expenses	(2,566)	40,286
Non-GAAP income tax provision	4,745	6,516

GAAP net income (loss)	(26,510)	10,261
Total non-GAAP adjustments before income taxes	86,983	104,963
Less: total tax adjustments	(2,566)	40,286
Non-GAAP net income	$63,039	$74,938

Shares used in computing non-GAAP basic net income per share	68,256	65,950
Shares used in computing non-GAAP diluted net income per share	70,521	69,491
Non-GAAP basic net income per share	$0.92	$1.14
Non-GAAP diluted net income per share	$0.89	$1.08

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three Months Ended
	September 30, 2018	June 30, 2018	September 30, 2017
GAAP gross profit	51.6%	55.5%	45.6%
Stock-based compensation	0.2%	0.1%	0.1%
Performance based equity	0.1%	—%	—%
Amortization of inventory step-up	—%	—%	9.0%
Amortization of purchased intangible assets	10.6%	8.8%	7.0%
Depreciation of fixed asset step-up	0.1%	0.1%	0.1%
Deferred profit eliminated in purchase price accounting	—%	—%	0.7%
Non-GAAP gross profit	62.5%	64.6%	62.5%

GAAP R&D expenses	34.2%	29.8%	25.8%
Stock-based compensation	(5.6)%	(4.4)%	(3.8)%
Performance based equity	(1.8)%	(1.3)%	(0.9)%
Amortization of purchased intangible assets	—%	—%	(0.1)%
Depreciation of fixed asset step-up	(0.5)%	(0.4)%	(0.5)%
Non-GAAP R&D expenses	26.4%	23.8%	20.5%

GAAP SG&A expenses	29.4%	24.1%	25.6%
Stock-based compensation	(3.6)%	(2.7)%	(2.6)%
Performance based equity	(0.9)%	(0.7)%	(0.5)%
Amortization of purchased intangible assets	(9.4)%	(7.9)%	(8.7)%
Depreciation of fixed asset step-up	—%	—%	(0.1)%
Acquisition and integration costs	—%	—%	(0.9)%
Restricted merger proceeds and contingent consideration	—%	—%	—%
Change in fair value of contingent consideration	—%	—%	—%
Severance charges	—%	—%	—%
IP litigation costs, net	—%	—%	—%
Non-GAAP SG&A expenses	15.4%	12.8%	12.8%

GAAP impairment losses	2.6%	—%	1.8%
Impairment losses	(2.6)%	—%	(1.8)%
Non-GAAP impairment losses	—%	—%	—%

GAAP restructuring expenses	0.3%	1.8%	1.9%
Restructuring charges	(0.3)%	(1.8)%	(1.9)%
Non-GAAP restructuring expenses	—%	—%	—%

GAAP loss from operations	(14.8)%	(0.2)%	(9.4)%
Total non-GAAP adjustments	35.4%	28.2%	38.5%
Non-GAAP income from operations	20.7%	28.0%	29.1%

GAAP and non-GAAP interest and other income (expense), net	(4.0)%	(2.9)%	(4.2)%

GAAP loss before income taxes	(18.8)%	(3.1)%	(13.6)%
Total non-GAAP adjustments before income taxes	35.4%	28.2%	38.5%
Non-GAAP income before income taxes	16.6%	25.1%	24.9%

GAAP income tax provision (benefit)	(2.4)%	11.1%	(5.5)%
Adjustment for non-cash tax benefits/expenses	3.6%	(9.3)%	6.5%
Non-GAAP income tax provision	1.2%	1.8%	1.1%

GAAP net loss	(16.4)%	(14.2)%	(8.1)%
Total non-GAAP adjustments before income taxes	35.4%	28.2%	38.5%
Less: total tax adjustments	3.6%	(9.3)%	6.5%
Non-GAAP net income	15.5%	23.3%	23.9%

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Nine Months Ended
	September 30, 2018	September 30, 2017
GAAP gross profit	54.8%	50.8%
Stock-based compensation	0.1%	0.1%
Performance based equity	0.1%	—%
Amortization of inventory step-up	—%	5.1%
Amortization of purchased intangible assets	9.0%	5.5%
Depreciation of fixed asset step-up	0.1%	0.1%
Deferred profit eliminated in purchase price accounting	—%	1.5%
Non-GAAP gross profit	64.1%	63.2%

GAAP R&D expenses	30.4%	26.8%
Stock-based compensation	(4.6)%	(3.9)%
Performance based equity	(1.3)%	(1.0)%
Amortization of purchased intangible assets	—%	(0.1)%
Depreciation of fixed asset step-up	(0.3)%	(0.4)%
Non-GAAP R&D expenses	24.2%	21.4%

GAAP SG&A expenses	25.8%	25.8%
Stock-based compensation	(3.3)%	(2.6)%
Performance based equity	(0.9)%	(0.5)%
Amortization of purchased intangible assets	(8.1)%	(6.5)%
Depreciation of fixed asset step-up	—%	—%
Acquisition and integration costs	—%	(3.3)%
IP litigation costs, net	—%	(0.1)%
Non-GAAP SG&A expenses	13.5%	12.8%

GAAP impairment losses	0.7%	0.7%
Impairment losses	(0.7)%	(0.7)%
Non-GAAP impairment losses	—%	—%

GAAP restructuring expenses	0.7%	2.8%
Restructuring charges	(0.7)%	(2.8)%
Non-GAAP restructuring expenses	—%	—%

GAAP loss from operations	(2.8)%	(5.2)%
Total non-GAAP adjustments	29.3%	34.2%
Non-GAAP income from operations	26.4%	29.0%

GAAP and non-GAAP interest and other income (expense), net	(3.6)%	(2.4)%

GAAP loss before income taxes	(6.5)%	(7.7)%
Total non-GAAP adjustments before income taxes	29.3%	34.2%
Non-GAAP income before income taxes	22.8%	26.6%

GAAP income tax provision (benefit)	2.5%	(11.0)%
Adjustment for non-cash tax benefits/expenses	(0.9)%	13.1%
Non-GAAP income tax provision	1.6%	2.1%

GAAP net income (loss)	(8.9)%	3.3%
Total non-GAAP adjustments before income taxes	29.3%	34.2%
Less: total tax adjustments	(0.9)%	13.1%
Non-GAAP net income	21.2%	24.4%